Exhibit 77C

Shareholder Meeting Results
	A special meeting of shareholders of the Robeco Investment Funds was held on June 25, 2013 to approve a new advisory agreement between the Company, on behalf of each Robeco Investment Fund, and Robeco Investment Management, Inc. Shareholders of record of each Robeco Investment Fund on April 26, 2013 were eligible to vote at the meeting. A majority of the votes cast at the meeting approved the new advisory agreement with respect to each Fund by the following votes:


NAME OF FUND
Robeco Boston Partners All-Cap Value Fund

NUMBER OF SHARES OUTSTANDING ON RECORD DATE
23,682,347.91

NUMBER OF SHARES FOR
14,545,242.52

NUMBER OF SHARES AGAINST
31,059.00

NUMBER OF SHARES ABSTAINED
38,289.57


NAME OF FUND
Robeco Boston Partners Small Cap
Value Fund II

NUMBER OF SHARES OUTSTANDING ON RECORD DATE
8,745,144.12

NUMBER OF SHARES FOR
3,100,054.38

NUMBER OF SHARES AGAINST
32,290.71

NUMBER OF SHARES ABSTAINED
1,468,393.98


NAME OF FUND
Robeco Boston
Partners Long/Short
Equity Fund

NUMBER OF SHARES OUTSTANDING ON RECORD DATE
38,833,863.06

NUMBER OF SHARES FOR
19,498,394.92

NUMBER OF SHARES AGAINST
130,617.09

NUMBER OF SHARES ABSTAINED
237,576.74


NAME OF FUND
Robeco Boston
Partners Long/Short
Research Fund

NUMBER OF SHARES OUTSTANDING ON RECORD DATE
72,590,065.36

NUMBER OF SHARES FOR
45,840,579.45

NUMBER OF SHARES AGAINST
157,289.00

NUMBER OF SHARES ABSTAINED
318,780.00


NAME OF FUND
Robeco Boston
Partners Global
Equity Fund

NUMBER OF SHARES OUTSTANDING ON RECORD DATE
877,555.02

NUMBER OF SHARES FOR
877,555.01

NUMBER OF SHARES AGAINST
0

NUMBER OF SHARES ABSTAINED
0


NAME OF FUND
Robeco Boston
Partners International
Equity Fund

NUMBER OF SHARES OUTSTANDING ON RECORD DATE
859,169.78



NUMBER OF SHARES FOR
859,160.70

NUMBER OF SHARES AGAINST
0

NUMBER OF SHARES ABSTAINED
0


NAME OF FUND
Robeco WPG Small/Micro
Cap Value Fund

NUMBER OF SHARES OUTSTANDING ON RECORD DATE
2,408,786.97

NUMBER OF SHARES FOR
1,204,634.47

NUMBER OF SHARES AGAINST
82,928.23

NUMBER OF SHARES ABSTAINED
86,529.14